Exhibit 10

                            JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.

Dated:  February  27, 2001

RCBA GP, L.L.C.                            RCBA STRATEGIC PARTNERS, L.P.

                                           By:  RCBA GP, L.L.C.
                                                its general partner

By:  /s/ Murray A. Indick                  By:  /s/ Murray A. Indick
     -----------------------------              ---------------------------
     Murray A. Indick                           Murray A. Indick
     Member                                     Member

RICHARD C. BLUM & ASSOCIATES, INC.         BLUM CAPITAL PARTNERS, L.P.

                                           By:  Richard C. Blum &
                                                Associates, Inc.,
                                                its general partner

By:  /s/ Murray A. Indick                  By:  /s/ Murray A. Indick
     -----------------------------              ---------------------------
     Murray A. Indick                           Murray A. Indick
     Partner, General Counsel                   Partner, General Counsel
     and Secretary                              and Secretary

                                           BLUM CB CORP.

     /s/ Murray A. Indick
     -----------------------------
     RICHARD C. BLUM                       By:  /s/ Murray A. Indick
                                                ---------------------------
By:  Murray A. Indick, Attorney-in-             Murray A. Indick
     Fact                                       Vice President, Secretary
                                                and Assistant Treasurer
BLUM CB HOLDING CORP.

By:  /s/ Murray A. Indick
     -----------------------------
     Murray A. Indick
     Vice President, Secretary and
     Assistant Treasurer